SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): June 23, 2003


                               ACORN HOLDING CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



  DELAWARE                         FILE NUMBER 811-08469         59-2332857
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)



599 LEXINGTON AVENUE, NEW YORK, NEW YORK                            10022
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)




Registrant's telephone number, including area code: (212) 536-4089

Item 5. Other Events.
------  ------------

      On June 23, 2003, Acorn Holding Corp. (the "Company") announced that its sole operating subsidiary, Recticon Enterprises, Inc. ("Recticon"), which manufactures monocrystalline silicon wafers that are used in the semiconductor industry, will close down its operations upon fulfillment of its existing orders. Absent any special circumstance, neither the Company Acorn nor Recticon expect to seek any protection under bankruptcy laws. Acorn is presently exploring all strategic alternatives. A copy of the Company's press release is attached as Exhibit 99.1.


Item 7. Financial Statements and Exhibits.
------  ---------------------------------

      (c)  Exhibits

      99.1 Press Release of the Company, dated June 23, 2003, announcing shut down of Recticon operations.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


June 27, 2003


                                    ACORN HOLDING CORP.
                                    -------------------
                                           (Registrant)



                                    /s/ Stephen A. Ollendorff
                                    ------------------------------------
                                    Stephen A. Ollendorff
                                    Chairman and Chief Executive Officer








                                       3